UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2011

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania		17543
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Awards of Restricted Stock Units to Named Executive Officers

On May 17, 2011, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Susquehanna Bancshares, Inc. (“Susquehanna”) approved restricted stock units awards (“Stock Unit Awards”) to certain named executive officers of Susquehanna under Susquehanna’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”) and pursuant to the terms of the Susquehanna’s Long-Term Incentive Plan (“LTIP”).

The number of units underlying each Stock Unit Award granted on May 17, 2011 to each of Susquehanna’s named executive officers pursuant to the Plan and LTIP is set forth below:

Name	Number of Units Underlying Stock Unit Awards
William J. Reuter, Chairman and Chief Executive Officer	35,000
Eddie L. Dunklebarger, President and Vice Chairman	15,000
Drew K. Hostetter, Executive Vice President and Chief Financial Officer	25,000
Bernard A. Francis, Jr., Senior Vice President and Group Executive	15,000
Edward Balderston, Jr. Executive Vice President and Chief Administrative Officer	15,000

The terms of the Stock Unit Awards are set forth in a restricted stock unit grant agreement (the “Restricted Stock Unit Agreement”) between Susquehanna and the named executive officers. Under the Restricted Stock Unit Agreement, the Stock Unit Awards vest upon the first to occur of the following, subject to continued employment with Susquehanna through the applicable date: (i) the third anniversary of the date of grant; (ii) death; (iii) disability; (iv) the effective date of a permissible change in control event under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); (v) normal or early retirement; or (vi) the date determined in accordance with the terms and conditions set forth in the named executive officer’s employment agreement.

Upon vesting of these Stock Unit Awards, shares generally will be issued within 30 days of the applicable vesting date, subject to applicable tax withholding requirements and certain requirements of Section 409A of the Code regarding vesting pursuant to early or normal retirement or upon a change of control.

The Form of Restricted Stock Unit Agreement was previously filed as Exhibit 10.2 to the Current Report on Form 8-K filed on March 2, 2011 and is incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ Edward Balderston, Jr.
Edward Balderston, Jr.
Executive Vice President and Chief Administrative Officer

Dated: May 23, 2011